UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2004

KinderCare Learning Centers, Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-42137 (Commission File Number)	63-0941966 (IRS Employer Identification No.)
650 NE Holladay Street, Suite 1400 Portland, OR 97232 (Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (503) 872-1300

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

Exhibit 99 - Press release, dated January 22, 2004.

Item 12. Results of Operations and Financial Condition.

On January 22, 2004, KinderCare Learning Centers, Inc., issued a press release describing its results of operations for its second quarter ended December 12, 2003. A copy of the press release is attached as Exhibit 99 to this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2004

KinderCare Learning Centers, Inc.
/s/ DAVID J. JOHNSON David J. Johnson, Chief Executive Officer and Chairman of the Board of Directors